UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/24/2007

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On July 24, 2007, NutriSystem, Inc. ("NutriSystem") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herin by reference.

Item 7.01.    Regulation FD Disclosure

On July 24, 2007, NutriSystem issued a press release announcing its financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herin by reference.

Item 9.01.    Financial Statements and Exhibits

The following press release is included as an exhibit to this report and is furnished under item 2.02.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: July 24, 2007	By:	/s/ James D Brown
James D Brown
Executive Vice President and CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated July 24, 2007 announcing financial results for the second quarter 2007